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                                                                     Exhibit 4.3

                              STOCKHOLDER AGREEMENT

     This STOCKHOLDER AGREEMENT (this "Agreement"), dated as of August 29, 2003, is among (a) CHIEF MANUFACTURING HOLDING CORP., a Delaware corporation (the "Company"), (b) FRIEDMAN, FLEISCHER & LOWE CAPITAL PARTNERS, L.P., a Delaware limited partnership ("FFL"), (c) FFL EXECUTIVE PARTNERS, L.P., a Delaware limited partnership ("FFL-EP" and, collectively with FFL, the "FFL Investors"),
(d) the Persons on Schedule 1 hereto under the heading "Other Investors" (the "Other Investors"), (e) the Persons listed on Schedule 1 hereto under the heading "Management Investors" (the "Management Investors"), (f) any officer, employee or director of the Company or any of its Subsidiaries who becomes a party to this Agreement by executing an Instrument of Accession ("Instrument of Accession") in the form attached hereto as Schedule 2 hereto (collectively with the Management Investors, the "Managers"), and (g) any other Person who becomes a party to this Agreement by executing an Instrument of Accession.

     WHEREAS, the parties hereto wish to set forth their relative rights with regard to the transfer and issuance of the Company's securities, election of the Company's Board of Directors and certain other matters concerning the Company's capital stock;

     NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

     Section 1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

     Affiliate. Affiliate shall mean, with respect to any Stockholder, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Stockholder and shall include (a) any Person who is a director or beneficial holder of at least 30% of the then outstanding capital stock (or partnership interests or membership interests or other shares of beneficial interest) of such Stockholder and Family Members of any such Person, (b) any Person of which such Stockholder or an Affiliate (as defined in clause (a) above) of such Stockholder directly or indirectly, either beneficially owns at least 30% of the then outstanding capital stock (or partnership interests or membership interests or other shares of beneficial interest) or constitutes at least a 30% equity participant, (c) any Person of which an Affiliate (as defined in clause (a) above) of such Stockholder is a partner, director, officer or executive employee and (d) in case of a specified Person who is an individual, Family Members of such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under direct or indirect common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

     Approved Sale. See Section 3.1.

     Charter. Charter shall mean the Company's Certificate of Incorporation and all amendments thereto.

     Class A Common Stock. See definition of Common Stock.

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     Class B Common Stock. See definition of Common Stock.

     Class C Common Stock. See definition of Common Stock.

     Common Equity Rights. Common Equity Rights shall mean any options, warrants or other rights issued by the Company to acquire Common Stock.

     Common Stock. Common Stock shall mean (a) the Company's Class A Voting Common Stock, $.001 par value per share (the "Class A Common Stock""), (b) the Company's Class B Non-Voting Common Stock, $.001 par value per share (the "Class B Common Stock"), (c) the Company's Class C Voting Common Stock (the "Class C Common Stock"), and (d) any shares of any other class of capital stock of the Company hereafter issued which are (i) not preferred as to dividends or assets over any class of stock of the Company, (ii) not subject to redemption pursuant to the terms thereof, or (iii) issued to the holders of shares of Common Stock upon any reclassification thereof.

     Company. See Preamble.

     Company Equity Securities. Company Equity Securities shall mean Preferred Stock, Common Stock and any securities convertible into or containing options or rights to acquire shares of Preferred Stock or Common Stock.

     Disposition Event. Disposition Event means (a) (i) the sale of all or substantially all of the assets of the Company or its Subsidiaries in a single transaction or series of related transactions whether by liquidation, dissolution, merger, consolidation or sale or (ii) the sale or other transfer of at least 51% of the outstanding shares of Common Stock in a single transaction or a series of related transactions, in either case to any Person who is not an Affiliate of the Company, or of a stockholder thereof, immediately prior to such transaction or transactions, or (b) the effective time of any merger, share exchange, consolidation, or other business combination of the Company if immediately after such transaction Persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not Persons who, immediately prior to such transaction, held the securities of the Company entitled to vote generally in the election of directors.

     Eligible Securities. Eligible Securities shall mean, at any time, (a) in connection with a proposed transfer of Common Stock under Section 2.2, (i) all shares of Common Stock then outstanding (other than shares of Common Stock which at such time are specified as "Unvested Shares" under any applicable agreements referred to in the definition of "Management Purchase Agreements" in this
Section 1 pursuant to which such shares of Common Stock were issued) and (ii) all shares of Common Stock that are then issuable upon the exercise of the Investor Warrants (at a time when such Investor Warrants are then exercisable), and (b) in connection with a proposed transfer of Preferred Stock under Section 2.2, all shares of Preferred Stock then outstanding.

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     Family Limited Liability Company. Family Limited Liability Company shall mean, with respect to any individual, any limited liability company created for the benefit of one or more of such individual's Related Persons and controlled by such individual.

     Family Limited Partnership. Family Limited Partnership shall mean, with respect to any individual, any limited partnership created for the benefit of one or more of such individual's Related Persons and controlled by such individual.

     Family Members. Family Members shall mean, with respect to any individual, any Related Person, Family Trust, Family Limited Liability Company or Family Limited Partnership of such individual.

     Family Trust. Family Trust shall mean, with respect to any individual, any trust created for the benefit of such individual or one or more of such individual's Related Persons.

     FFL. See Preamble.

     FFL-EP. See Preamble.

     FFL Investors. See Preamble.

     FFL Securities. FFL Securities shall mean (a) the shares of Series A Preferred Stock and Class C Common Stock issued to the FFL Investors pursuant to the Subscription Agreements, (b) the Investors Warrants issued to the FFL Investors pursuant to the Subscription Agreements, (c) the shares of Common Stock issuable upon exercise of such Investor Warrants, (d) all other Company Equity Securities purchased by, issued to or otherwise acquired by any FFL Investor from time to time, (e) all shares of the Company's capital stock issued or issuable upon conversion or exercise of such securities and (f) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. FFL Securities will continue to be FFL Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of FFL Securities hereunder, provided that shares of FFL Securities will cease to be FFL Securities when transferred (i) to the Company, (ii) to a Manager or
(iii) pursuant to a Public Sale.

     FFL Stockholder. FFL Stockholder shall mean any FFL Investor for so long as such Person holds FFL Securities and any other Person to whom FFL Securities are transferred for so long as such Person holds any FFL Securities.

     Fulham Investors. Fulham Investors shall mean John N. Fulham III, Timothy
W. Fulham and James P. Miller.

     Green Mountain Investor. Green Mountain Investor shall mean Green Mountain Partners II, L.P.

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     Initial Public Offering. Initial Public Offering shall mean the Company's underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock.

     Instrument of Accession. See Preamble.

     Invested Capital Amount. Invested Capital Amount shall mean, for any Stockholder at the relevant time of determination, the aggregate dollar amount of the consideration paid to the Company in respect of all Securities then held by such Stockholder upon the issuance thereof by the Company, whether paid by such Stockholder or by a previous holder of such Securities. For purposes of any determination of the Invested Capital Amount for the Securities of any Stockholder that were issued to such Stockholder pursuant to the Stock Purchase Agreement, the Invested Capital Amount in respect of such Securities shall be the dollar amount of the rollover securities delivered by such Stockholder to the Company in exchange for such Securities pursuant to the Stock Purchase Agreement. The Invested Capital Amount of any Stockholder at any time shall be determined by the Board of Directors of the Company in good faith and on a reasonable basis.

     Investor Warrants. Investor Warrants shall mean, collectively, each of the warrants to purchase Common Stock issued by the Company pursuant to the Subscription Agreements and the Stock Purchase Agreement.

     Major Holder. Major Holder shall mean each holder or holders of Securities at the relevant time of determination that has an Invested Capital Amount of at least $500,000.

     Majority Class C Holders. Majority Class C Holders shall mean the holder or holders at the relevant time of determination of fifty-one percent (51%) or more of the number of then issued and outstanding shares of Class C Common Stock (determined on a fully-diluted basis).

     Majority FFL Holders. Majority FFL Holders shall mean the holder or holders at the relevant time of determination of fifty-one percent (51%) or more of the number of then issued and outstanding shares of Common Stock included in the FFL Securities (determined on a fully-diluted basis).

     Majority Fulham Holders. Majority Fulham Holders shall mean the holder or holders at the relevant time of determination of fifty-one percent (51%) or more of the number of then issued and outstanding shares of Common Stock held by the Fulham Investors and their Affiliates (determined on a fully-diluted basis).

     Majority Green Mountain Holders. Majority Green Mountain Holders shall mean the holder or holders at the relevant time of determination of fifty-one percent (51%) or more of the number of then issued and outstanding shares of Common Stock held by the Green Mountain Investor and its Affiliates (determined on a fully-diluted basis).

     Management Investors. See Preamble.

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     Management Purchase Agreements. Management Purchase Agreements shall mean any agreements entered into from time to time between the Company and any Management Stockholder entitling or requiring the Company to repurchase any Securities from such Management Stockholder for any reason, each as amended and in effect from time to time.

     Management Securities. Management Securities shall mean (a) the Series A Preferred Stock and Common Stock issued to the Management Investors pursuant to the Stock Purchase Agreement, (b) the Investor Warrants issued to the Management Investors pursuant to the Stock Purchase Agreement, (c) the shares of Common Stock issuable upon exercise of such Investor Warrants, (d) the shares of Class B Common Stock issued to the Managers pursuant to the Stock Purchase Agreement,
(e) the shares of Preferred Stock and Common Stock held by or issued to the Managers from time to time in accordance with the Management Purchase Agreements and upon exercise of Stock Options issued to the Managers pursuant to the Stock Option Agreements from time to time in compliance with the terms hereof, (f) all other Company Equity Securities purchased by, issued to or otherwise acquired by any of the Managers from time to time, (g) all shares of the Company's capital stock issued or issuable upon conversion or exercise of such securities, and (h) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Management Securities will continue to be Management Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Management Securities hereunder, provided that shares of Management Securities will cease to be Management Securities when transferred (i) to the Company, (ii) to an FFL Stockholder, (iii) to an Other Stockholder or (iv) pursuant to a Public Sale.

     Management Stockholders. Management Stockholders shall mean each of the Managers for so long as such Person holds Management Securities and any other Person to whom Management Securities are transferred for so long as such Person holds any Management Securities.

     Managers. See Preamble.

     Offer Notice. See Section 2.2.

     Other Securities. Other Securities shall mean (a) all Company Equity Securities purchased by, issued to or otherwise acquired by any of the Other Investors or any Person who is not FFL Stockholder or a Manager, (b) all shares of the Company's capital stock issued or issuable upon conversion or exercise of such securities, and (c) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Other Securities will continue to be Other Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Other Securities hereunder, provided that shares of Other Securities will cease to be Other Securities when transferred (i) to the Company, (ii) to a Manager, (iii) to an FFL Stockholder or (iv) pursuant to a Public Sale.

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     Other Stockholder. Other Stockholder shall mean any Person who holds Other
Securities and any other Person to whom Other Securities are issued or transferred for so long as such Person holds any Other Securities.

     Participating Stockholders. See Section 2.2.

     Person. Person shall mean an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

     Personal Representative. Personal Representative shall mean the successor or legal representative (including, without limitation, a guardian, executor, administrator or conservator) of a dead or incompetent Stockholder.

     Preferred Stock. Preferred Stock shall mean (a) the Company's Series A Participating Preferred Stock, $0,001 par value per share (the "Series A Preferred Stock"), and (b) any capital stock of the Company which is (i) preferred as to dividends or assets over any other class of stock of the Company, (ii) subject to redemption pursuant to the terms thereof or (iii) issued to the holders of Preferred Stock upon any reclassification thereof.

     Public Sale. Public Sale shall mean any sale of Common Stock to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

     Related Persons. Related Persons shall mean, with respect to any individual, such individual's parents, spouse, siblings, children and grandchildren.

     Securities. Securities shall mean the FFL Securities, the Management Securities and the Other Securities.

     Securities Act. Securities Act shall mean the Securities Act of 1933, as amended.

     Series A Preferred Stock. See definition of Preferred Stock.

     Stock Purchase Agreement. Stock Purchase Agreement shall mean the Stock Purchase and Exchange Agreement, dated as of August 29, 2003, among the Company, Chief Manufacturing Acquisition Corp., Chief Manufacturing, Inc. ("CMI"), the stockholders of CMI and the Seller Representative named therein, as amended and in effect from time to time.

     Stockholders. Stockholders shall mean, collectively, the FFL Stockholders, the Management Stockholders and the Other Stockholders.

     Stock Options. Stock Options shall mean any options to purchase capital stock of the Company pursuant to a Stock Option Agreement.

     Stock Option Agreements. Stock Option Agreements shall mean any agreement between the Company and any of the Managers entered into from time to time in compliance with the

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terms hereof, pursuant to which any such Manager is awarded an option to purchase equity in the Company, in each case as amended and in effect from time to time.

     Subscription Agreements. Subscription Agreements shall mean, collectively,
(a) the Subscription Agreement, dated as of August 29, 2003, between the Company and FFL, and (b) the Subscription Agreement, dated as of August 29, 2003, between the Company and FFL-EP.

     Subsidiary. Subsidiary shall mean any corporation, association, trust, or other business entity, of which the designated parent shall at any time own or control directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding shares of capital stock (or other shares of beneficial interest) which are (a) entitled ordinarily, in the absence of contingencies, to vote for the election of a majority of such business entity's directors (or Persons exercising similar functions), even though the right so to vote has been suspended by the happening of such a contingency, or (b) entitled at the time to vote for the election of a majority of such business entity's directors (or Person exercising similar functions), whether or not the right so to vote exists by reason of the happening of a contingency.

     Transfer. See Section 2.1.

     Transferring Stockholder. See Section 2.2.

     Voting Securities. Voting Securities shall mean the shares of Class A Common Stock, Class C Common Stock and the Series A Preferred Stock.

     Section 2. RESTRICTIONS ON TRANSFER OF SECURITIES.

          2.1. Transfer. No Stockholder may sell, assign, pledge or otherwise transfer (a "Transfer") any interest in any Securities, either voluntarily or involuntarily, by operation of law or otherwise, except:

          (a) in the case of any FFL Stockholder, (i) to its Affiliates, (ii) as a distribution to its members or partners, in the case of an FFL Stockholder organized as a limited liability company, limited partnership or general partnership, (iii) to any Person or Persons, provided that the aggregate number of Securities permitted to be transferred under this clause (iii) for all such transfers by such FFL Stockholder shall not exceed 25% of the shares of Series A Preferred Stock, 25% of the shares of Class C Common Stock and 25% of the warrants to purchase Common Stock (based upon the number of shares of Common Stock for which such such warrants are exerciseable) held by such FFL Stockholder on the date hereof, (iv) to any successor purchasing substantially all of its assets, or (v) to any other Person so long as such FFL Stockholder has complied with Section 2.2; or

          (b) in the case of any Management Stockholder, (i) to such Management Stockholder's Family Members, provided that (x) such Management Stockholder or his Personal Representative retains exclusive voting control over the transferred Securities and (y) such transferee agrees to be bound by repurchase rights in favor of the Company identical to those contained in any applicable Management Purchase Agreement, (ii) to such Management

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                                       -8-


Stockholder's Personal Representative or (iii) to any other Person pursuant to such Management Stockholder's co-sale rights under Section 2.2; or

          (c) in the case of any Other Stockholder who is an individual, (i) to such Other Stockholder's Family Members, provided that such Other Stockholder or his Personal Representative retains exclusive voting control over the transferred Securities, (ii) to such Other Stockholder's Personal Representative or (iii) to any other Person pursuant to such Other Stockholder's co-sale rights under Section 2.2; or

          (d) in the case of any Other Stockholder that is not an individual,
(i) as a distribution to its members or partners, in the case of an Other Stockholder organized as a limited liability company, limited partnership or general partnership, (ii) to any successor purchasing substantially all of its assets, or (iii) to any other Person pursuant to such Other Stockholder's co-sale rights under Section 2.2; or

          (e) in the case of any Stockholder, pursuant to a Public Sale or an Approved Sale or to the Company;

provided that (x) the restrictions contained in this Section 2 will continue to be applicable to the Securities after any Transfer pursuant to clauses (a), (b),
(c) or (d) above, and (y) the transferee of such Securities in any such Transfer pursuant to clauses (a), (b), (c) or (d) above shall either be a party hereto or shall have executed and delivered to the Company an Instrument of Accession.

          2.2. Participation Rights. No FFL Stockholder may make a Transfer of Securities pursuant to clause (a)(v) of Section 2.1 unless such FFL Stockholder complies with the provisions of this Section 2.2. At least twenty (20) days prior to any such Transfer, the transferring FFL Stockholder (the "Transferring Stockholder") shall deliver a written notice (the "Offer Notice") to the Company and to each of the other Stockholders. The Offer Notice will disclose in reasonable detail the proposed number of Securities to be transferred, the class or classes and, if applicable, series of such Securities, the proposed price, terms and conditions of the Transfer and the identity of the transferee. Each of the other Stockholders may elect to participate in the contemplated sale by delivering written notice to the Transferring Stockholder within 15 days after receipt of the Offer Notice. If any of such other Stockholders elects to participate in such sale (the "Participating Stockholders"), each of the Transferring Stockholder and the Participating Stockholders will be entitled to sell in the contemplated sale a number of Eligible Securities of such class and, if applicable, series equal to the product of (i) the fraction, the numerator of which is the number of Eligible Securities of such class and, if applicable, series (on a fully-diluted basis) held by such Person, and the denominator of which is the aggregate number of Eligible Securities of such class and, if applicable, series (on a fully-diluted basis) owned by the Transferring Stockholder and the Participating Stockholders, multiplied by (ii) the number of Eligible Securities of such class and, if applicable, series (on a fully-diluted basis) to be sold in the contemplated sale.

     For example, if the notice from the Transferring Stockholder contemplated a sale of 100 shares of Class C Common Stock by the Transferring Stockholder and the Transferring Stockholder at such time owns 300 shares of Class C Common Stock

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     constituting Eligible Securities (on a fully-diluted basis), and if one
     Participating Stockholder elects to participate in such sale and such Participating Stockholder owns 100 shares of Class A Common Stock and 100 shares of Class B Common Stock constituting Eligible Securities (on a fully-diluted basis), such Transferring Stockholder would be entitled to sell 60 shares of Common Stock (300/500 x 100 shares) and such Participating Stockholder would be entitled to sell 40 shares of Common Stock (200/500 x 100 shares).

     As a condition to any Transfer by the Transferring Stockholder, the Transferring Stockholder must obtain the agreement of the prospective transferee(s) to the participation of all Participating Stockholders in any contemplated sale and will not transfer any of its Securities to the prospective transferee(s) if the prospective transferee(s) declines to allow the participation of the Participating Stockholders on the terms specified herein.

          2.3. Transfers of Securities in Breach of this Agreement. In the event of any Transfer of Securities in breach of this Agreement, commencing immediately upon the date of such attempted Transfer (a) such Transfer shall be void and of no effect, (b) no dividend of any kind or any distribution pursuant to any liquidation, redemption or otherwise shall be paid by the Company to the purported transferee in respect of such Securities (all such rights to payment by the transferring Stockholder and/or the purported transferee being deemed waived), (c) the voting rights of such Securities, if any, shall terminate, and
(d) neither the transferring Stockholder nor the purported transferee shall be entitled to exercise any rights with respect to such Securities until such Transfer in breach of this Agreement has been rescinded.

          2.4. Classes and Series of Securities. Notwithstanding anything herein to the contrary, for purposes of this Section 2 and Section 5 hereof, all classes of Common Stock shall be treated as a single class, and each series of Preferred Stock shall be treated as a separate series.

     Section 3. SALE OF THE COMPANY.

          3.1. Approved Sale. In the event that a Disposition Event is approved by the Company's Board of Directors and consented to by the Majority FFL Holders (an "Approved Sale"), each Stockholder hereby waives, to the extent permitted by applicable law, all rights to object to or dissent from such Approved Sale and hereby agrees to consent to and raise no objection against such Approved Sale.

          3.2. Obligations of Stockholders. The Company and the Stockholders hereby agree to cooperate fully in any Approved Sale and not to take any action prejudicial to or inconsistent with such Approved Sale. Without limiting the generality of the foregoing, each Stockholder hereby agrees to (i) vote such Stockholder's Securities to approve the terms of any such Approved Sale and such matters ancillary thereto as may be necessary in the judgment of the Board of Directors of the Company to effect such Approved Sale, (ii) waive any appraisal rights that such Stockholder would have with respect to such Approved Sale,
(iii) in an Approved Sale structured as a sale of stock, sell all of such Stockholder's Securities on the terms and conditions approved by the Board of Directors of the Company and (iv) upon request, deliver
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                                      -10-


such Stockholder's Securities (together with executed instruments of transfer) in escrow (pending receipt of the purchase price therefor) to counsel for the Company in such sale.

          3.3. Received Consideration. The obligations of the Stockholders with respect to any Approved Sale are subject to the satisfaction of the conditions that (i) upon the consummation of such Approved Sale, all of the sellers of Common Stock and Series A Preferred Stock, respectively, will receive the same form and amount of consideration per share of Common Stock or Series A Preferred Stock, as applicable, or if any such sellers are given an option as to the form and amount of consideration to be received per share of Common Stock or Series A Preferred Stock, all holders of Common Stock and Series A Preferred Stock, as applicable, will be given the same option, (ii) the holders of Common Equity Rights shall not be required to exercise or convert such Common Equity Rights prior to or in connection with such Approved Sale, (iii) upon consummation of such Approved Sale, the sellers of Common Equity Rights that have not been exercised or converted prior to or in connection with such Approved Sale will receive the same form and amount of consideration per share of Common Stock as such seller would have received had such seller exercised or converted such Common Equity Rights immediately prior to the consummation of such Approved Sale, provided that the amount of consideration per share of Common Stock shall be reduced by the exercise or conversion price per share that would have been payable upon conversion or exercise thereof, (iv) any indemnification obligations of the sellers shall be several, not joint, and shall (other than with respect to representations and warranties with respect to enforceability of any seller's obligations and title to Securities) be pro rata based on the value of the proceeds received by the sellers in connection with such Approved Sale,
(v) any escrow securing indemnity obligations of the sellers shall be funded by the Sellers pro rata based on the value of the proceeds received by the sellers in connection with such Approved Sale and (vi) the aggregate liability of each seller with respect to indemnification obligations in connection with such Approved Sale shall be limited to the proceeds received by such seller in connection with such Approved Sale. It shall be a condition to any Approved Sale structured as a stock sale that (a) if any consideration will be received in respect of Common Stock, then the purchaser with respect to such transaction contemporaneously will purchase all of the outstanding shares of Series A Preferred Stock and that each holder thereof will receive in respect of such shares an amount of consideration per share that will have a fair market value equal to the sum of (A) the liquidation value (as determined by the Charter) per share of Series A Preferred Stock immediately prior to the consummation of such Approved Sale plus (B) an amount equal to the product of (x) the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock immediately prior to the consummation of such Approved Sale multiplied by
(y) the consideration per share of Common Stock received by the holders of Common Stock in such Approved Sale, and (b) if the aggregate consideration to be received in respect of all outstanding shares of Series A Preferred Stock in connection with such Approved Sale will have a fair market value that is less than the aggregate liquidation values (as determined by the Charter) of all of the outstanding shares of Series A Preferred Stock immediately prior to the consummation of such Approved Sale, then the holders of Series A Preferred Stock will receive a proportionate amount per share (based upon the respective liquidation values (as determined by the Charter) of the outstanding shares of Series A Preferred Stock immediately prior to the consummation of such Approved
Sale).

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                                      -11-


          3.4. Proxy. Each Stockholder hereby appoints the Majority FFL Stockholders as such Stockholder's true and lawful proxy and attorney in connection with any Approved Sale, with full power of substitution, to vote all Voting Securities owned by such Stockholder or over which such Stockholder has voting control to effectuate the agreements set forth in this Section 3 in the event of any breach by such Stockholder of its obligations under this Section 3. The proxies and powers granted by each Stockholder pursuant to this Section 3.4 are coupled with an interest and are given to secure the performance of such Stockholder's duties under this Section 3. Such proxies are irrevocable for so long as this Section 3 remains in effect and will survive the death, incompetence or disability of any Stockholder who is an individual and the merger, liquidation or dissolution of any Stockholder that is a corporation, limited liability company, partnership or other entity.

     Section 4. BOARD OF DIRECTORS.

          4.1. Boards of Directors; Voting Agreements. (a) In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote, or cause to be voted, or cause such Stockholder's designees as directors to vote, all Voting Securities owned by such Stockholder or over which such Stockholder has voting control so as to fix the number of directors of the Company at five (5), and to nominate and elect such five (5) directors of the Company as follows:

          (i) two (2) individuals designated by the Majority Class C Holders, who shall initially be Spencer C. Fleischer and Caleb Everett, shall constitute the Class C Directors pursuant to Part B, Section 2(d) of Article Fourth of the Charter and shall each be entitled to that number of votes determined pursuant to Part B, Section 2(d) of Article Fourth of the Charter;

          (ii) one (1) individual designated by the Majority Green Mountain Holders so long as the Green Mountain Investor and its Affiliates own, in the aggregate, five percent (5%) or more of the then outstanding shares of Common Stock (on a fully-diluted basis), who shall initially be Guy Roberts, shall constitute a Class A Director pursuant to Part B, Section 2(d) of Article Fourth of the Charter and shall each be entitled to one (1) vote;

          (iii) one (1) individual designated by the Majority Fulham Holders so long as the Fulham Investors and their Affiliates own, in the aggregate, five percent (5%) or more of the then outstanding shares of Common Stock (on a fully-diluted basis), who shall initially be Tim Fulham, shall constitute a Class A Director pursuant to Part B, Section 2(d) of Article Fourth of the Charter and shall each be entitled to one (1) vote; and

          (iv) Dale Glomsrud, so long as he continues to be employed by the Company as Chief Executive Officer, and thereafter, his successor as Chief Executive Officer of the Company, shall constitute a Class A Director pursuant to Part B, Section 2(d) of Article Fourth of the Charter and shall be entitled to one (1) vote.

          (b) If any vacancy shall occur in the Board of Directors of the Company as a result of death, disability, resignation or any other termination of a director, the replacement for such vacating director shall be designated by the Person or Persons who originally designated such vacating director. The Person or Persons entitled to designate a director or a replacement for a director pursuant to this Section 4.1 shall also be entitled to designate the removal of such director, with or without cause. Each Stockholder hereby agrees to vote or cause to be voted or cause such Stockholder's designees as directors to vote all Voting Securities owned by such Stockholder or over which such Stockholder has voting control so as to comply with this Section 4.1(b).

          4.2. PROXY. EACH STOCKHOLDER HEREBY GRANTS TO THE MAJORITY FFL HOLDERS AN IRREVOCABLE PROXY, COUPLED WITH AN INTEREST, TO VOTE ALL OF THE VOTING SECURITIES OWNED BY SUCH STOCKHOLDER OR OVER WHICH SUCH STOCKHOLDER HAS VOTING CONTROL TO THE EXTENT NECESSARY TO CARRY OUT THE PROVISIONS OF THIS SECTION 4 IN THE EVENT OF ANY BREACH BY SUCH STOCKHOLDER OF HIS, HER OR ITS OBLIGATIONS UNDER THE VOTING AGREEMENT CONTAINED HEREIN.

          4.3. Action by Stockholders. Each Stockholder further agrees that such Stockholder will not vote any Voting Securities owned by such Stockholder or over which such Stockholder has voting control, or take any action by written consent, or take any other action as a stockholder of the Company, to circumvent the voting arrangements required by this Section 4. Without limiting the generality of the foregoing, each Stockholder agrees not to vote any Voting Securities owned by such Stockholder or over which such Stockholder has voting control, or take any other action as a stockholder of the Company, to approve any corporate action or transaction by the Company not previously approved by the Board of Directors of the Company elected in accordance with this Section 4 and the By-Laws of the Company.

          4.4. Expense Reimbursement. The Company hereby agrees to pay all reasonable expenses incurred by the directors designated pursuant to this
Section 4 in connection with their attendance at meetings of the Board of Directors of the Company and its Subsidiaries (including all travel and lodging expenses related thereto).

     Section 5. LIMITED FIRST REFUSAL RIGHTS.

          5.1. Pre-Emptive Rights. Except for the issuance of Company Equity Securities (i) pursuant to a Public Sale, (ii) as consideration for the acquisition of all or any substantial portion of the assets or all or any portion of the capital stock of any Person, (iii) upon conversion of Preferred Stock or Common Stock of another class, (iv) upon conversion or exercise of any Common Equity Rights, (v) pursuant to any Stock Option or any other management stock option plan or any other issuance of shares of Preferred Stock or Common Stock to any employee, director, officer or consultant of the Company or any of its Subsidiaries, (vi) as partial consideration for any debt financing extended to the Company or any of its Subsidiaries or (vii) with respect to which the Major Holders have waived their rights to purchase any securities, if the Company authorizes the issuance and sale of any Company Equity Securities (other than as a dividend on the outstanding Common Stock or Preferred Stock), the Company will first offer to sell to each Major Holder a pro rata portion of such securities equal to the percentage determined by dividing (i) the Invested Capital Amount of such Major Holder, by (ii) the sum of the Invested Capital Amounts for all Major Holders. Each such Major Holder will be entitled to purchase all or part of such stock or securities at the same price and on the same terms as such stock or securities are to be offered to any other Persons. In the event of a sale of capital stock of the Company in units consisting of shares of Common Stock and shares of Preferred Stock, each Stockholder exercising any rights under this Section 5.1 shall be required to purchase units of shares of Preferred Stock and Common Stock in the same ratio as is proposed to be sold in such offering.

          5.2. Stockholders' Exercise of Right. Each Stockholder entitled to purchase securities under this Section 5 must exercise such Stockholder's purchase rights hereunder within 20 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms, and such Stockholder's percentage allotment.

          5.3. Company's Exercise of Right. Upon the expiration of the offering period described above, the Company will be free to sell such stock or securities which the Stockholders entitled to purchase such stock or securities have not elected to purchase during the 180 days following such expiration on terms and conditions no more favorable to the purchasers thereof, in the aggregate, than those offered to such Stockholders. Any stock or securities offered or sold by the Company after such 180-day period must be re-offered to the Stockholders entitled to purchase such stock or securities pursuant to the terms of this Section 5.

     Section 6. ADDITIONAL LEGEND. So long as any Securities are subject to the provisions hereof, all certificates or instruments representing Securities will have imprinted on them the following legend:

     The shares represented by this certificate are subject to the terms of a certain Stockholder Agreement, dated as of August 29, 2003, among the issuer of this certificate and certain stockholders. The Stockholder Agreement contains certain restrictive provisions relating to the voting and transfer of shares of the stock represented hereby. A copy of the Stockholder Agreement is on file at the Company's principal offices. Upon written request to the Company's Secretary, a copy of the Stockholder Agreement will be provided without charge to the holder of this certificate.

     Section 7. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     Section 8. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     Section 9. SUCCESSORS AND ASSIGNS. This Agreement will bind and inure to the benefit of and be enforceable by the Company and the Stockholders and their respective successors and permitted assigns.

     Section 10. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

     Section 11. REMEDIES. The Stockholders will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages is not an adequate remedy for any breach of the provisions of this Agreement and that any Stockholder shall have the remedy of specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

     Section 12. NOTICES. Any notice provided for in this Agreement will be in writing and will be deemed properly delivered if either personally delivered or sent by telecopier, overnight courier or mailed certified or registered mail, return receipt requested, postage prepaid to the recipient (a) if to any Stockholder, at the address listed for such Stockholder in the stock records of the Company, and (b) if to the Company, 12800 Highway 13 South, Suite 500, Savage, MN 55378, Attention: Dale Glomsrud, with copies to Friedman Fleischer & Lowe, LLC, One Maritime Plaza, 10th Floor, San Francisco, California 94111, telecopier number (415) 402-2111, Attention: Spencer C. Fleischer, and to Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022, telecopier number (212) 752-5378, Attention: Robert M. Wolf, Esq. Any such notice shall be effective (i) if delivered personally or by telecopier, when received, (ii) if sent by overnight courier, when receipted for, and (iii) if mailed, 3 days after being mailed as described above. The Company agrees to make available to each Stockholder upon request an address list of all Stockholders to ensure correct delivery of all notices hereunder.

     Section 13. AMENDMENT AND WAIVER. No modification, amendment or waiver of any provision of this Agreement will be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Majority Class C Holders and the holders of at least fifty-one percent (51%) of the total number of then outstanding shares of Common Stock constituting Securities then held by all Stockholders; provided, however, that no amendment, modification or waiver of any provision of this Agreement that adversely affects the rights of one particular Party (as hereinafter defined) to this Agreement in a manner different from the rights of the other Parties shall be effective against such adversely affected Party unless approved in writing by the holders of at least a majority of the outstanding shares of Common Stock constituting Securities then held by all members of such Party. As used in this
Section 13, the term "Party" means any one of the following entities or groups:
(a) the Company, (b) the FFL Stockholders, (c) the Management Stockholders and
(d) the Other Stockholders. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     Section 14. EMPLOYMENT. Nothing contained in this Agreement is intended to create for any Stockholder who is an officer, employee or director of the Company or any of its Subsidiaries a right to continued employment with the Company or any of its Subsidiaries or employment in the same position or on the same terms as those currently in effect.

     Section 15. TERMINATION. This Agreement will terminate upon the earliest to occur of (a) the completion of any voluntary or involuntary liquidation or dissolution of the Company, (b) the completion of an Initial Public Offering or
(c) the completion of a Disposition Event.

     Section 16. GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 17. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     Section 18. CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

     Section 19. CALCULATION OF FULLY-DILUTED EQUITY. All references herein to calculations of the Company's equity or any type, class or series thereof "on a fully diluted basis" or as "fully diluted" or similar terms shall mean such equity or type, class or series thereof at any date as diluted by the issuance of all shares of such equity or type, class or series thereof then issuable upon the exercise or conversion of all then outstanding and exercisable warrants, options or convertible securities pursuant to which the Company is then obligated to issue such equity or type, class or series thereof, but specifically excluding all shares issuable under warrants, options or convertible securities which are not then exercisable or convertible. Anything to the contrary notwithstanding, any calculation of "fully-diluted" Common Stock or Class C Common Stock under this Agreement shall, at any time of determination, include the number of shares of Class C Common Stock into which the outstanding shares of Series A Preferred Stock are then convertible whether or not such shares are required to be converted by the Corporation at such time.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Stockholder Agreement on the day and year first above written.

                                        CHIEF MANUFACTURING HOLDING CORP.


                                        By: /s/ Spencer C. Fleischer
                                            ------------------------------------
                                        Name: Spencer C. Fleischer
                                        Title: President

Stockholder Agreement

                                        FRIEDMAN, FLEISCHER & LOWE CAPITAL
                                        PARTNERS, L.P.

                                        By: Friedman Fleischer & Lowe GP, LLC,
                                            its General Partner


                                        By: /s/ Spencer Fleischer
                                            ------------------------------------
                                        Name: Spencer Fleischer
                                        Title: Senior Managing Member

Stockholder Agreement

                                        FFL EXECUTIVE PARTNERS, L.P.

                                        By: Friedman Fleischer & Lowe GP, LLC,
                                            its General Partner


                                        By: /s/ Spencer Fleischer
                                            ------------------------------------
                                        Name: Spencer Fleischer
                                        Title: Senior Managing Member

Stockholder Agreement

                                        GREEN MOUNTAIN PARTNERS II, L.P.

                                        By: Green Mountain Investors II, LLC,
                                            its General Partner


                                        By: /s/ SARAH O. MARTEL
                                            ------------------------------------
                                        Name: SARAH O. MARTEL
                                        Title: VICE PRESIDENT

Stockholder Agreement

                                        /s/ Jay S. Dittmer
                                        ----------------------------------------
                                        Jay S. Dittmer

Stockholder Agreement

                                        /s/ John N. Fulham III
                                        ----------------------------------------
                                        John N. Fulham III

Stockholder Agreement

                                        /s/ Timothy W. Fulham
                                        ----------------------------------------
                                        Timothy W. Fulham

Stockholder Agreement

                                        /s/ Dale Glomsrud
                                        ----------------------------------------
                                        Dale Glomsrud

Stockholder Agreement

                                        /s/ James P. Miller
                                        ----------------------------------------
                                        James P. Miller

Stockholder Agreement

                                        /s/ Ronald C. Jensen
                                        ----------------------------------------
                                        Ronald C. Jensen

Stockholder Agreement

                                                                      SCHEDULE 1
                                                                  TO STOCKHOLDER
                                                                       AGREEMENT

                                 Other Investors

                        Green Mountain Partners II, L.P.
                               John N. Fulham, III
                                Timothy W. Fulham
                                 James P. Miller

                              Management Investors

                                  Dale Glomsrud
                                 Jay S. Dittmer
                                Ronald C. Jensen

                                                                      SCHEDULE 2
                                                                  TO STOCKHOLDER
                                                                       AGREEMENT

                             Instrument of Accession

     The undersigned,___________________________________, in order to become the owner or holder of _______________ shares of [[Class A Voting] [Class B Non-Voting] [Class C Voting] Common Stock, $.001 par value per share] [Series A Preferred Stock, $.001 par value per share], of Chief Manufacturing Holding Corp., a Delaware corporation, hereby agrees to become [an Other] [a FFL] [a Management] Stockholder party to that certain Stockholder Agreement, dated as of August 29, 2003 (the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        Signature:
                                                   -----------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                        Date:
                                              ----------------------------------

Accepted: ____________________________

CHIEF MANUFACTURING HOLDING CORP.


By:
    ---------------------------------
Date:
      -------------------------------

   AMENDMENT NO. 1 TO STOCKHOLDER AGREEMENT AND REGISTRATION RIGHTS AGREEMENT

          AMENDMENT NO. 1 TO STOCKHOLDER AGREEMENT AND REGISTRATION RIGHTS AGREEMENT, dated as of November 4, 2003 (this "Amendment"), by and among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), Friedman, Fleischer & Lowe Capital Partners, L.P., a Delaware limited partnership ("FFL"), and FFL Executive Partners, L.P., a Delaware limited partnership ("FFL-EP"; FFL and FFL-EP are collectively referred to herein as the "FFL Entities").

     WHEREAS, the Company, the FFL Entities and the other stockholders of the Company have entered into a Stockholder Agreement, dated as of August 29, 2003 (the "Stockholder Agreement"), and a Registration Rights Agreement, dated as of August 29, 2003 (the "Registration Rights Agreement")

     WHEREAS, the FFL Entities have entered into agreements of purchase and sale, each dated as of the date hereof (the "Purchase Agreements"), with each of GM Capital Partners I, L.P., a Delaware limited partnership ("GM Capital") and JPMorgan Chase Bank, as Trustee for First Plaza Group Trust, a trust organized under the laws of New York (the "GM Trust"; GM Capital and the GM Trust are collectively referred to herein as the "GM Entities"), pursuant to which the FFL Entities will sell to the GM Entities, and the GM Entities will purchase from the FFL Entities, the securities of the Company described therein (the "Transferred Securities"); and

     WHEREAS, it is a condition precedent to the effectiveness of the Purchase Agreements that the Stockholder Agreement and the Registration Rights Agreement be amended as herein provided;

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. GM ENTITIES AND TRANSFERRED SECURITIES. Anything in the Stockholder Agreement to the contrary notwithstanding, each of the GM Entities shall constitute and be deemed an "Other Stockholder" under and for purposes of the Stockholder Agreement, and the Transferred Securities shall constitute and be deemed "Other Securities" under and for purposes of the Stockholder Agreement. Anything in the Registration Rights Agreement to the contrary notwithstanding, each of the GM Entities shall constitute and be deemed an "Other Stockholder" under and for purposes of the Registration Rights

Agreement, and the Transferred Securities shall constitute and be deemed "Other Registrable Securities" under and for purposes of the Registration Rights Agreement.

     2. AMENDMENTS TO STOCKHOLDER AGREEMENT. Each of the following amendments to the Stockholder Agreement shall be effective as of the date hereof:

          (A) DEFINITIONS. Section 1 of the Stockholder Agreement shall be amended by adding the following new defined term in the appropriate alphabetical sequence in such Section:

          "ERISA. ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended."

          (B) TRANSFER. Section 2.1 of the Stockholder Agreement shall be amended by amending and restating clause (d) of such Section to read as follows:

          "(d) in the case of any Other Stockholder that is not an individual,
     (i) as a distribution to its members or partners, in the case of an Other Stockholder organized as a limited liability company, limited partnership or general partnership, (ii) to any successor purchasing substantially all of its assets, (iii) to any other Person pursuant to such Other Stockholder's co-sale rights under Section 2.2, or (iv) to any successor trust or trustee, in the case of an Other Stockholder organized as a trust; or"

          (C) SALE OF THE COMPANY; PROXY. Section 3.4 of the Stockholder Agreement shall be amended by amending and restating the first sentence of such Section to read as follows:

          "Except where doing so would create a fiduciary relationship or would otherwise not be permitted under ERISA, each Stockholder hereby appoints the Majority FFL Stockholders as such Stockholder's true and lawful proxy and attorney in connection with any Approved Sale, with full power of substitution, to vote all Voting Securities owned by such Stockholder or over which such Stockholder has voting control to effectuate the agreements set forth in this Section 3 in the event of any breach by such Stockholder of its obligations under this Section 3."

          (D) BOARD OF DIRECTORS; PROXY. Section 4.2 of the Stockholder Agreement shall be amended by amending and restating such Section to read as follows:

          "4.2 PROXY. EXCEPT WHERE DOING SO WOULD CREATE A FIDUCIARY RELATIONSHIP OR WOULD OTHERWISE NOT BE PERMITTED UNDER ERISA, EACH STOCKHOLDER HEREBY GRANTS TO THE MAJORITY FFL HOLDERS AN IRREVOCABLE

     PROXY, COUPLED WITH AN INTEREST, TO VOTE ALL OF THE VOTING SECURITIES OWNED BY SUCH STOCKHOLDER OR OVER WHICH SUCH STOCKHOLDER HAS VOTING CONTROL TO THE EXTENT NECESSARY TO CARRY OUT THE PROVISIONS OF THIS SECTION 4 IN THE EVENT OF ANY BREACH BY SUCH STOCKHOLDER OF HIS, HER OR ITS OBLIGATIONS UNDER THE VOTING AGREEMENT CONTAINED HEREIN."

          (E) SUCCESSORS AND ASSIGNS. Section 9 of the Stockholder Agreement shall be amended by amending and restating such Section to read as follows:

          "SECTION 9 SUCCESSORS AND ASSIGNS. This Agreement will bind and inure to the benefit of and be enforceable by the Company and the Stockholders and their respective successors and permitted assigns, including, in the case of a trust, successor trusts or trustees."

     3. AMENDMENT TO REGISTRATION RIGHTS AGREEMENT. Section 12 of the Registration Rights Agreement shall be amended, effective as of the date hereof, by amending and restating clause (g) of such Section to read as follows:

          "(g) Successors and Assigns. This Agreement and the rights of any Holder hereunder may be assigned to, and shall inure to the benefit of, any Person, including any successor trust or trustees, to whom such Holder transfers Registrable Securities, provided that such transfer is made in compliance with the provisions of the Stockholder Agreement and the transferee agrees to be bound by all of the terms and conditions of this Agreement by executing and delivering to the Company an Instrument of Accession."

     4. COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     6. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date hereof upon execution of counterparts of this Amendment by the parties hereto.

     7. RATIFICATION. Except as otherwise expressly provided by this Amendment, the Stockholder Agreement and the Registration Rights Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Stockholder Agreement and Registration Rights Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                        COMPANY:

                                        CHIEF MANUFACTURING HOLDING CORP.


                                        By: /s/ Spencer Fleischer
                                            ------------------------------------
                                        Name: SPENCER FLEISCHER
                                        Title: PRESIDENT


                                        FFL ENTITIES:

                                        FRIEDMAN, FLEISCHER & LOWE CAPITAL
                                        PARTNERS, L.P.

                                        By: Freidman Fleischer & Lowe GP, LLC,
                                            its general partner


                                        By: /s/ Spencer C. Fleischer
                                            ------------------------------------
                                        Name: Spencer C. Fleischer
                                        Title:
                                               ---------------------------------


                                        FFL EXECUTIVE PARTNERS, L.P.

                                        By: Friedman Fleischer & Lowe GP, LLC,
                                            its general partner


                                        By: /s/ Spencer C. Fleischer
                                            ------------------------------------
                                        Name: Spencer C. Fleischer
                                        Title:
                                               ---------------------------------

                    AMENDMENT NO. 2 TO STOCKHOLDER AGREEMENT

               AMENDMENT NO. 2 TO STOCKHOLDER AGREEMENT, dated as of September 24, 2004 (this "Amendment"), by and among Chief Manufacturing Holding Corp., a Delaware corporation (the "Company"), and the stockholders of the Company listed on the signature pages hereto (the "Stockholders").

               WHEREAS, the Company and the Stockholders have entered into a Stockholder Agreement, dated as of August 29, 2003 (as amended, supplemented or otherwise modified to the date hereof, the "Stockholder Agreement"); and

               WHEREAS, the Stockholders desire to amend the Stockholder Agreement in certain respects as set forth herein; and

               NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINITIONS. Each capitalized term used in this Amendment and not otherwise defined herein shall have the same meaning herein as in the Stockholder Agreement.

          2. AMENDMENTS TO STOCKHOLDER AGREEMENT. Each of the following amendments to the Stockholder Agreement shall be effective as of the Effective Date (as defined in Section 5 below):

               (a) Section 1 of the Stockholder Agreement is hereby amended by deleting in its entirety the definition "Major Holder" set forth in such Section.

               (b) Section 5 of the Stockholder Agreement is hereby amended and restated to read in its entirety as follows:

               "5.1 Pre-Emptive Rights. Except for the issuance of Company Equity Securities (i) pursuant to a Public Sale, (ii) as consideration for the acquisition of all or any substantial portion of the assets or all or any portion of the capital stock of any Person, (iii) upon conversion of Preferred Stock or Common Stock of another class, (iv) upon conversion or exercise of any Common Equity Rights, (v) pursuant to any Stock Option or any other management stock option plan or any other issuance of shares of Preferred Stock or Common Stock to any employee, director, officer or consultant of the Company or any of its Subsidiaries or (vi) as partial consideration for any debt financing extended to the Company or any of its Subsidiaries, if the Company authorizes the issuance and sale of any Company Equity Securities (other than as a dividend on the outstanding Common Stock or Preferred Stock), the Company will first offer to sell to each Stockholder a pro rata portion of such securities equal to the percentage determined by dividing (a) the number of shares of Common Stock then held by such Stockholder (determined on a fully-diluted basis), by (b) the aggregate number of shares of Common Stock then outstanding (determined on a fully-diluted basis). Each Stockholder will be entitled to purchase all or part of such stock or securities at the same price and on the same terms as such stock or securities are to be offered to any other Persons. In the event of a sale of capital stock of the Company in units consisting of shares of Common Stock and shares of Preferred Stock, each Stockholder exercising any rights under this Section 5.1 shall be required to purchase units of shares of Preferred Stock and Common Stock in the same ratio as is proposed to be sold in such offering.

               5.2 Stockholders' Exercise of Right. Each Stockholder entitled to purchase securities under this Section 5 must exercise such Stockholder's purchase rights hereunder within 20 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms, and such Stockholder's percentage allotment. If all of the securities offered to the Stockholders are not fully subscribed for by the Stockholders, the securities which are not so subscribed for will be reoffered to the Stockholders purchasing their full allotment upon the terms set forth in this Section 5, except that such Stockholders must exercise their purchase rights within five (5) days after receipt of such reoffer.

               5.3 Company's Exercise of Right. Upon the expiration of the offering period described above, the Company will be free to sell such stock or securities which the Stockholders have not elected to purchase during the 180 days following such expiration on terms and conditions no more favorable to the purchasers thereof, in the aggregate, than those offered to the Stockholders. Any stock or securities offered or sold by the Company after such 180-day period must be re-offered to the Stockholders pursuant to the terms of this
          Section 5.

               5.4. Classes of Securities. Notwithstanding anything herein to the contrary, for purposes of this Section 5, all classes of Common Stock shall be treated as a single class."

          3. COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

          5. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date hereof (the "Effective Date") upon execution of counterparts of this Amendment by Stockholders constituting the Majority Class C Holders and the holders of at least fifty-one percent (51%) of the total number of outstanding shares of Common Stock constituting Securities held by all Stockholders. Notwithstanding the foregoing, if the "Closing" does not occur under (and as defined in) the Stock Purchase Agreement, dated as of the date hereof, among Chief Manufacturing, Inc., a Massachusetts corporation and a wholly-owned subsidiary of the Company, Decade Industries, Inc. (d/b/a Sanus Systems), a Minnesota corporation ("Sanus"), the stockholders of Sanus and the "Seller Representative" named therein, within two (2) days after the Effective Date, this Amendment shall immediately become null and void and shall be of no further force or effect, without a need for any consent or further action on the part of the Company, any of the Stockholders or any other person or entity.

          6. RATIFICATION. Except as otherwise expressly provided by this Amendment, the Stockholder Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Stockholder Agreement to be executed as of the date first set forth above.

                                        COMPANY:

                                        CHIEF MANUFACTURING HOLDING CORP.


                                        By: /s/ CALEB EVERETT
                                            ------------------------------------
                                        Name: CALEB EVERETT
                                        Title: Vice President


                                        STOCKHOLDERS:

                                        FRIEDMAN FLEISCHER & LOWE CAPITAL
                                        PARTNERS, L.P.

                                        By: Friedman Fleischer & Lowe GP, LLC,
                                            its general partner


                                        By: /s/ Spencer Fleischer
                                            ------------------------------------
                                        Name: SPENCER FLEISCHER
                                        Title: VICE CHAIRMAN


                                        FFL EXECUTIVE PARTNERS, L.P.

                                        By: Friedman Fleischer & Lowe GP, LLC,
                                            its general partner


                                        By: /s/ Spencer Fleischer
                                            ------------------------------------
                                        Name: SPENCER FLEISCHER
                                        Title: VICE CHAIRMAN

signature page to Amendment No. 2 to Stockholder Agreement

                                        /s/ John N. Fulham, III
                                        ----------------------------------------
                                        JOHN N. FULHAM, III


                                        /s/ Timothy W. Fulham
                                        ----------------------------------------
                                        TIMOTHY W. FULHAM


                                        ----------------------------------------
                                        JAMES P. MILLER


                                        ----------------------------------------
                                        DALE GLOMSRUD


                                        ----------------------------------------
                                        JAY S. DITTMER


                                        ----------------------------------------
                                        RONALD C. JENSEN


                                        ----------------------------------------
                                        SCOTT GILL


                                        ----------------------------------------
                                        STEVE DURKEE

signature page to Amendment No. 2 to Stockholder Agreement

                                        ----------------------------------------
                                        JOHN N. FULHAM, III


                                        ----------------------------------------
                                        TIMOTHY W. FULHAM


                                        /s/ James P. Miller
                                        ----------------------------------------
                                        JAMES P. MILLER


                                        ----------------------------------------
                                        DALE GLOMSRUD


                                        ----------------------------------------
                                        JAY S. DITTMER


                                        ----------------------------------------
                                        RONALD C. JENSEN


                                        ----------------------------------------
                                        SCOTT GILL


                                        ----------------------------------------
                                        STEVE DURKEE

signature page to Amendment No. 2 to Stockholder Agreement

                                        ----------------------------------------
                                        JOHN N. FULHAM, III


                                        ----------------------------------------
                                        TIMOTHY W. FULHAM


                                        ----------------------------------------
                                        JAMES P. MILLER


                                        /s/ Dale Glomsrud
                                        ----------------------------------------
                                        DALE GLOMSRUD


                                        ----------------------------------------
                                        JAY S. DITTMER


                                        ----------------------------------------
                                        RONALD C. JENSEN


                                        ----------------------------------------
                                        SCOTT GILL


                                        ----------------------------------------
                                        STEVE DURKEE

signature page to Amendment No. 2 to Stockholder Agreement

                                        ----------------------------------------
                                        JOHN N. FULHAM, III


                                        ----------------------------------------
                                        TIMOTHY W. FULHAM


                                        ----------------------------------------
                                        JAMES P. MILLER


                                        ----------------------------------------
                                        DALE GLOMSRUD


                                        /s/ Jay S. Dittmer
                                        ----------------------------------------
                                        JAY S. DITTMER


                                        ----------------------------------------
                                        RONALD C. JENSEN


                                        ----------------------------------------
                                        SCOTT GILL


                                        ----------------------------------------
                                        STEVE DURKEE

signature page to Amendment No. 2 to Stockholder Agreement

                                        ----------------------------------------
                                        JOHN N. FULHAM, III


                                        ----------------------------------------
                                        TIMOTHY W. FULHAM


                                        ----------------------------------------
                                        JAMES P. MILLER


                                        ----------------------------------------
                                        DALE GLOMSRUD


                                        ----------------------------------------
                                        JAY S. DITTMER


                                        /s/ Ronald C. Jensen
                                        ----------------------------------------
                                        RONALD C. JENSEN


                                        ----------------------------------------
                                        SCOTT GILL


                                        ----------------------------------------
                                        STEVE DURKEE

signature page to Amendment No. 2 to Stockholder Agreement

                                        ----------------------------------------
                                        JOHN N. FULHAM, III


                                        ----------------------------------------
                                        TIMOTHY W. FULHAM


                                        ----------------------------------------
                                        JAMES P. MILLER


                                        ----------------------------------------
                                        DALE GLOMSRUD


                                        ----------------------------------------
                                        JAY S. DITTMER


                                        ----------------------------------------
                                        RONALD C. JENSEN


                                        /s/ Scott Gill
                                        ----------------------------------------
                                        SCOTT GILL


                                        ----------------------------------------
                                        STEVE DURKEE

signature page to Amendment No. 2 to Stockholder Agreement

                                        ----------------------------------------
                                        JOHN N. FULHAM, III


                                        ----------------------------------------
                                        TIMOTHY W. FULHAM


                                        ----------------------------------------
                                        JAMES P. MILLER


                                        ----------------------------------------
                                        DALE GLOMSRUD


                                        ----------------------------------------
                                        JAY S. DITTMER


                                        ----------------------------------------
                                        RONALD C. JENSEN


                                        ----------------------------------------
                                        SCOTT GILL


                                        /s/ Steve Durkee
                                        ----------------------------------------
                                        STEVE DURKEE

signature page to Amendment No. 2 to Stockholder Agreement

                                        GM CAPITAL PARTNERS I, L.P.

                                        By: GM Partners I, LLC, its General
                                        Partner with respect to its series GM
                                        Capital Partners I

                                        By: General Motors Investment Management
                                        Corporation, its Managing Member


                                        By: /s/ R. Charles Tschampion
                                            ------------------------------------
                                        Name: R. Charles Tschampion
                                        Title: Managing Director


                                        JPMORGAN CHASE BANK, AS TRUSTEE FOR
                                        FIRST PLAZA GROUP TRUST, SOLELY WITH
                                        RESPECT TO POOLS PMI 111 AND PMI 112


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BAIN & COMPANY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JPM CONSULTING INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

signature page to Amendment No. 2 to Stockholder Agreement

                                        GM CAPITAL PARTNERS I, L.P.

                                        By: GM Partners I, LLC, its General
                                        Partner with respect to its series GM
                                        Capital Partners I

                                        By: General Motors Investment Management
                                        Corporation, its Managing Member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JPMORGAN CHASE BANK, AS TRUSTEE FOR
                                        FIRST PLAZA GROUP TRUST, SOLELY WITH
                                        RESPECT TO POOLS PMI 111 AND PMI 112


                                        By: /s/ MARC PINSKY
                                            ------------------------------------
                                        Name: MARC PINSKY
                                        Title: ASSISTANT VICE PRESIDENT


                                        BAIN & COMPANY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JPM CONSULTING INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

signature page to Amendment No. 2 to Stockholder Agreement

                                        GM CAPITAL PARTNERS I, L.P.

                                        By: GM Partners I, LLC, its General
                                        Partner with respect to its series GM
                                        Capital Partners I

                                        By: General Motors Investment Management
                                        Corporation, its Managing Member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JPMORGAN CHASE BANK, AS TRUSTEE FOR
                                        FIRST PLAZA GROUP TRUST, SOLELY WITH
                                        RESPECT TO POOLS PMI 111 AND PMI 112


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BAIN & COMPANY, INC.


                                        By: /s/ Mary Welch
                                            ------------------------------------
                                        Name: Mary Welch
                                        Title: Assistant Treasurer


                                        JPM CONSULTING INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

signature page to Amendment No. 2 to Stockholder Agreement

                                        GM CAPITAL PARTNERS I, L.P.

                                        By: GM Partners I, LLC, its General
                                            Partner with respect to its series
                                            GM Capital Partners I

                                        By: General Motors Investment Management
                                        Corporation, its Managing Member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JPMORGAN CHASE BANK, AS TRUSTEE FOR
                                        FIRST PLAZA GROUP TRUST, SOLELY WITH
                                        RESPECT TO POOLS PMI 111 AND PMI 112


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BAIN & COMPANY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JPM CONSULTING INC.


                                        By: /s/ JAMES P. MILLER
                                            ------------------------------------
                                        Name: JAMES P. MILLER
                                        Title: OWNER

                                        FULHAM INVESTORS, L.P.

                                        By: Fulham Investors, GP LLC, as general
                                        partner


                                        By: /s/ Timothy W. Fulham
                                            ------------------------------------
                                        Name: Timothy W. Fulham
                                        Title: Managing Member of Fulham
                                               Investors, GP LLC

signature page to Amendment No. 2 to Stockholder Agreement

                Instrument of Accession to Stockholder Agreement

     The undersigned, Fulham Investors, LP, in order to become the owner or holder of 1,119,792 shares of Class B Non-Voting Common Stock, $.001 par value per share, of Chief Manufacturing Holding Corp., a Delaware corporation,' hereby agrees to become an Other Stockholder party to that certain Stockholder Agreement, dated as of August 29, 2003 (as amended and in effect from time to time, the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.

                                        FULHAM INVESTORS, L.P.

                                        By: Fulham Investors, GP LLC, as general
                                        partner


                                        By: /s/ Timothy W. Fulham
                                            ------------------------------------
                                        Name: Timothy W. Fulham
                                        Title: Managing Member of Fulham
                                               Investors, GP LLC

                                        Address: 593 Washington Street
                                                 Wellesley, MA D2482

                                        Date: September 24, 2004

Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By:
    ------------------------------------
Date: September 24, 2004

signature page to Fulham Fund Instrument of Accession to Stockholder Agreement

                Instrument of Accession to Stockholder Agreement

     The undersigned, Fulham Investors, LP, in order to become the owner or holder of 1,119,792 shares of Class B Non-Voting Common Stock, $.001 par value per share, of Chief Manufacturing Holding Corp., a Delaware corporation,' hereby agrees to become an Other Stockholder party to that certain Stockholder Agreement, dated as of August 29, 2003 (as amended and in effect from time to time, the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.

                                        FULHAM INVESTORS, L.P.

                                        By: Fulham Investors, GP LLC, as general
                                        partner


                                        By:
                                            ------------------------------------
                                        Name: Timothy W. Fulham
                                        Title: Managing Member of Fulham
                                               Investors, GP LLC

                                        Address:
                                                 -------------------------------

                                                 -------------------------------
                                        Date: September __, 2004

Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By: /s/ ILLEGIBLE
    ------------------------------------
Date: September 24, 2004

signature page to Fulham Fund Instrument of Accession to Stockholder Agreement

                Instrument of Accession to Stockholder Agreement

     The undersigned, Jim Wohlford, in order to become the owner or holder of 529,326 shares of Class B Non-Voting Common Stock, $.001 par value per share, of Chief Manufacturing Holding Corp., a Delaware corporation, hereby agrees to become a Management Stockholder party to that certain Stockholder Agreement, dated as of August 29, 2003 (as amended and in effect from time to time, the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        Signature: /s/ Jim Wohlford
                                                   -----------------------------
                                        Address: 4617 Casco Ave
                                                 Edina MN 55424
                                        Date: September 24, 2004

Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By:
    ---------------------------------
Date: September ___,2004

signature page to Wohlford Instrument of Accession to Stockholder Agreement

                Instrument of Accession to Stockholder Agreement

     The undersigned, Jim Wohlford, in order to become the owner or holder of 529,326 shares of Class B Non-Voting Common Stock, $.001 par value per share, of Chief Manufacturing Holding Corp., a Delaware corporation, hereby agrees to become a Management Stockholder party to that certain Stockholder Agreement, dated as of August 29, 2003 (as amended and in effect from time to time, the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        Signature:
                                                   -----------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------
                                        Date: September __, 2004

Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By: /s/ ILLEGIBLE
    ---------------------------------
Date: September 24, 2004

signature page to Wohlford Instrument of Accession to Stockholder Agreement

                Instrument of Accession to Stockholder Agreement

     The undersigned, Steve Durkee, in order to become the owner or holder of 150,000 shares of Class B Non-Voting Common Stock, $.001 par value per share, of Chief Manufacturing Holding Corp., a Delaware corporation, hereby agrees to become a Management Stockholder party to that certain Stockholder Agreement, dated as of August 29, 2003 (as amended and in effect from time to time, the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        Signature: /s/ Steve Durkee
                                                   -----------------------------
                                        Address: ILLEGIBLE
                                        Date: March 31, 2004

Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By:
    ------------------------------------
Date: March 31, 2004

                Instrument of Accession to Stockholder Agreement

     The undersigned, Steve Durkee, in order to become the owner or holder of 150,000 shares of Class B Non-Voting Common Stock, $.001 par value per share, of Chief Manufacturing Holding Corp., a Delaware corporation, hereby agrees to become a Management Stockholder party to that certain Stockholder Agreement, dated as of August 29, 2003 (as amended and in effect from time to time, the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        Signature:
                                                   -----------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                        Date: March 31, 2004

Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By: /s/ ILLEGIBLE
    ------------------------------------
Date: March 31, 2004

                Instrument of Accession, to Stockholder Agreement

     The undersigned, Scott Gill, in order to become the owner or holder of 150,000 shares of Class B Non-Voting Common Stock, $.001 par value per share, of Chief Manufacturing Holding Corp., a Delaware corporation, hereby agrees to become a Management Stockholder party to that certain Stockholder Agreement, dated as of August 29, 2003 (as amended and in effect from time to time, the "Stockholder Agreement"), a copy of which is attached hereto. attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        Signature: /s/ Scott Gill
                                                   -----------------------------
                                        Address: ILLEGIBLE

                                        Date: 3-17-05

Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By:
    ---------------------------------
Date:
      -------------------------------

                Instrument of Accession, to Stockholder Agreement

     The undersigned, Scott Gill, in order to become me owner or holder of 150,000 shares of Class B Non-Voting Common Stock, $.001 par value per share, of Chief Manufacturing Holding Corp., a Delaware corporation, hereby agrees to become a Management Stockholder party to that certain Stockholder Agreement, dated as of August 29, 2003 (as amended and in effect from time to time, the" attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        Signature:
                                                   -----------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------
                                        Date:
                                                 -------------------------------

Accepted;

CHIEF MANUFACTURING HOLDING CORP.


By: /s/ ILLEGIBLE
    ---------------------------------
Date: 3/22/04

                Instrument of Accession to Stockholder Agreement

     The undersigned, Keith Pribyl, in order to become the owner or holder of 429,326 shares of Class B Non-Voting Common Stock, $.001 par value per share, of Chief Manufacturing Holding Corp., a Delaware corporation, hereby agrees to become a Management Stockholder party to that certain Stockholder Agreement, dated as of August 29, 2003 (as amended and in effect from time to time, the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        Signature: /s/ Keith Pribyl
                                                   -----------------------------
                                        Address: ILLEGIBLE
                                        Date: September 24, 2004

Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By:
    ---------------------------------

Date: September ___, 2004

signature page to Pribyl Instrument of Accession to Stockholder Agreement

                Instrument of Accession to Stockholder Agreement

     The undersigned, Keith Pribyl, in order to become the owner or holder of 429,326 shares of Class B Non-Voting Common Stock, $.001 par value per share, of Chief Manufacturing Holding Corp., a Delaware corporation, hereby agrees to become a Management Stockholder party to that certain Stockholder Agreement, dated as of August 29, 2003 (as amended and in effect from time to time, the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement.

     Executed as of the date set forth below under the laws of The Commonwealth of Massachusetts.


                                        Signature:
                                                   -----------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                        Date: September __, 2004

Accepted:

CHIEF MANUFACTURING HOLDING CORP.


By: /s/ ILLEGIBLE
    ---------------------------------

Date: September 24, 2004

signature page to Pribyl Instrument of Accession to Stockholder Agreement